UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2022

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

718 Thompson Lane, Suite 108-199 Nashville, Tennessee	37204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the following disclosure is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

On March 28, 2022, the Registrant issued a press release entitled “American Rebel Holdings to Present at the Emerging Growth Conference on March 30.” A copy of the press release is attached hereto as Exhibit 99.1. The Registrant’s CEO, Andy Ross, and a board member, Corey Lambrecht, presented at the virtual conference on March 30, 2022.

Additional information about the Emerging Growth Conference and an archived webcast of the Registrant’s presentation is available at www.EmergingGrowth.com. The Registrant’s webcast may also be viewed directly at https://www.youtube.com/watch?v=AAWDUBTsZYk.

The presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

Item 8.01 Other Events.

On March 30, 2022, the Registrant issued a press release entitled “American Rebel to Exhibit at the Illinois Deer Classic April 1 - 3 in Peoria, IL.” A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Emerging Growth Conference press release dated March 28, 2022
99.2	Illinois Deer Classic press release dated March 30, 2022
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: April 1, 2022	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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